EXHIBIT 10.32

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Amendment No. 1

to

Sodium Gamma Hydroxybutyrate

Development and Supply Agreement

Amendment No. 1, dated February 7, 2005 (this “Amendment”), between Orphan Medical, Inc., a Delaware corporation (“Orphan”), and Lonza, Inc., a New York corporation (“Supplier”).

Recitals

1. Orphan and Supplier are parties to a Sodium Gamma Hydroxybutyrate Development and Supply Agreement, dated November 6, 1996 (the “Agreement”).

2. Orphan and Supplier wish to extend the term of the Agreement and to amend certain provisions of the Agreement.

3. Each capitalized term used in this Amendment and not defined herein shall have the meaning ascribed to it in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Orphan and Supplier agree as follows:

1. Acknowledgments. Orphan and Supplier acknowledge and agree that the initial Contract Year of the Agreement commenced [ * ], and that each Contract Year consists of the twelve-month period commencing [ * ] and extending through the following [ * ].

2. Amendments to the Agreement. Effective as of the date of this Amendment, the Agreement shall be amended and modified as follows:

a. Section 14.1 of the Agreement shall be amended in its entirety and shall hereafter read as follows:

14.1. Unless terminated pursuant to Article 15, the initial term of this Agreement shall commence on the Effective Date and end upon expiration of the third (3rd) Contract Year. Following the expiration of the initial term and any renewal terms, this Agreement shall be automatically extended for an additional term of three (3) Contract Years unless either party delivers a written notice of termination at least eighteen (18) months prior to the expiration of the initial or any renewal term. All references herein to the “term of the Agreement” shall be deemed to include both the initial and any renewal terms.

b. Appendix C {Required Drug Specifications} of the Agreement shall be amended in its entirety and shall be replaced by the Appendix C attached to this Amendment.

c. Section 18.2 of the Agreement is amended to replace the address for Orphan set forth in Section 18.2 with the following address:

Orphan Medical, Inc.

13911 Ridgedale Drive

Suite 250

Minnetonka, MN 55305

Attn: Vice President of Regulatory Affairs

d. Appendix H {Quality Agreement}. The Quality Agreement herein attached is incorporated within the overall Development and Supply Agreement.

3. Ratification. As modified by this Amendment, the Agreement is hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, each of Orphan and Supplier has caused this Amendment to be executed by a duly authorized representative as of the date set forth in the first paragraph.

LONZA, INC.		ORPHAN MEDICAL, INC.

/s/ Simon Edwards Feb 7, 2005		/s/ John Howell Bullion
By (print):	Simon Edwards	By:	John Howell Bullion
	Its VP Sales & Business Development		Its Chief Executive Officer

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APPENDIX C

Orphan Medical, Inc.	[ * ]
Bulk Drug Substance Specification
[ * ]

[ * ]

Orphan Medical, Inc.

Bulk Drug Substance Specification

[ * ]
[ * ]

[ * ]

Orphan Medical, Inc.

Bulk Drug Substance Specification

[ * ]

[ * ]

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APPENDIX H

QUALITY AGREEMENT

BY AND BETWEEN

ORPHAN MEDICAL, INC.

13911 Ridgedale Drive, Suite 250

Minnetonka, Minnesota 55305

(hereafter called “ORPHAN”)

Approved by: Orphan Medical, Inc.

By:	Illegible
Date:	April 25, 2005

And

LONZA, INC.

900 River Road

Conshohocken, PA 19428

(hereafter called “LONZA”)

Approved by: Lonza, Inc.

By:	Illegible
Date:	April

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APPENDIX H

TABLE OF CONTENTS

1.		QUALITY AGREEMENT	1
	1.1	Purpose	1
	1.2	Relationship to Supply Agreement	1

2.		PRODUCT	1

3.		ADMINISTRATIVE INFORMATION	1
	3.1	ORPHAN Contact Names	1
	3.2	LONZA Contact Names	1

4.		TERM OF AGREEMENT	1

5.		MANUFACTURING GMP COMPLIANCE	2
	5.1	General	2
	5.2	Premises	2
	5.3	GMP Guidelines	2
	5.4	Materials	2
	5.5	Materials procured by ORPHAN	3
	5.6	Materials Provided by ORPHAN for LONZA	3
	5.7	Master Production Records	3
	5.8	Standard Operating Procedures	3
	5.9	Methods Validation	4
	5.10	Batch Numbers	4
	5.11	Dates of Manufacture and Expiration	4
	5.12	Manufacturing and Equipment Data	4
	5.13	Storage and Shipment	5

6.		QUALITY CONTROL	5
	6.1	General	5
	6.2	In-Process and Finished Product Testing	5
	6.3	Retain Samples	6
	6.4	Routine Stability Program	6
	6.5	Out-of-Specification (OOS) Investigations	6
	6.6	Contract QC Laboratories	7

7.		QUALITY ASSURANCE	7
	7.1	Deviations and Investigations	7
	7.2	Lot Disposition	7
	7.3	Quality Assurance Certificate of Compliance/Analysis	7
	7.4	Product Release	8
	7.5	Product Complaints and Recalls	8

Quality Agreement: Page (ii)

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APPENDIX H

	7.6	Records Retention	9
	7.7	Quality Assurance Presence in the Manufacturing Facility	9

8.		REGULATORY COMPLIANCE	9
	8.1	Regulatory Inspections	9
	8.2	Regulatory Actions	10
	8.3	Regulatory Affairs	10
	8.4	Right to Audit	11
	8.5	Audit Closeout	11

9.		DISPUTE RESOLUTION	11
	9.1	Non-Conformity Dispute	11
	9.2	Other Disputes	12

10.		CHANGE MANAGEMENT	12
	10.1	Technical & cGMP Impact Assessment	12

11.		PRODUCT AND PROCESS VALIDATION	13
	11.1	Process Validation	13
	11.2	Cleaning Verification/Validation	13
	11.3	Equipment, Computer, Facility, and Utilities Qualification	13
	11.4	Laboratory Qualification	13

12.		ANNUAL PRODUCT REVIEW, ANNUAL REPORT AND DRUG LISTING	14
	12.1	Annual Product Review	14
	12.2	Drug Listing	14

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APPENDIX H

1. QUALITY AGREEMENT

1.1	Purpose

1.1.1	This agreement (this “Agreement”) defines the roles and responsibilities for the Quality Assurance and Regulatory Affairs Department (“Quality Assurance”) of Lonza (LONZA) when providing services for Orphan Medical, Inc. (“ORPHAN”).

1.1.2	This Agreement also defines how ORPHAN Quality Assurance and the LONZA Quality Department will interact with each other.

1.2	Relationship to Supply Agreement

1.2.1	This Agreement shall be incorporated within and constitute a part of the Supply Agreement by and between LONZA and ORPHAN.

1.2.2	In the event of a conflict between any of the provisions of this Quality Agreement and the Supply Agreement, the provisions of this Quality Agreement shall govern.

2. PRODUCT

The PRODUCT prepared for ORPHAN by LONZA are described in Appendix I.

3. ADMINISTRATIVE INFORMATION

3.1	ORPHAN Contact Names

See Appendix II.

3.2	LONZA Contact Names

See Appendix II.

4. TERM OF AGREEMENT

This Quality Agreement will expire with termination of the Supply Agreement (except for quality issues that may extend past the Supply Agreement; i.e. complaints). This Agreement can be modified as needed with the written approval of both parties.

Quality Agreement: Page l

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APPENDIX H

5. MANUFACTURING GMP COMPLIANCE

5.1	General

The manufacturing operations for the PRODUCT to be performed by LONZA are defined in the Supply Agreement.

5.2	Premises

5.2.1	LONZA will perform required operations for manufacturing activities at approved sites.

5.2.2	The premises and equipment used to manufacture the PRODUCT will be maintained according to current regulatory requirements and in accordance with the controlled documentation approved by ORPHAN.

5.2.3	The manufacture of the PRODUCT will be conducted in a suitably controlled environment and such facilities will be regularly monitored for parameters critical to the process to demonstrate compliance with (i) applicable GMP guidelines and (ii) any conditions registered in the manufacturing authorization (NDA or investigational application).

5.2.4	LONZA will maintain controlled access to the premises. All visitors must sign in and are escorted during any visit to the areas of the premise.

5.3	GMP Guidelines

The principles detailed in the US Current Good Manufacturing Practices (21 CFR 210 and 211) that govern the standards of manufacture for active pharmaceutical ingredients, as well as the product Guidance for Industry “Q7A Good Manufacturing Practice, Guidance for Active Pharmaceutical Ingredients”, will govern (i) the standards of manufacture of the PRODUCT, (ii) the product specifications, (iii) any applicable product license, and (iv) the NDA/ANDA application, pharmacopoeia or formulatory requirements.

5.4	Materials

5.4.1	LONZA will use only chemical materials, packaging, and labeling components approved by ORPHAN and tested and approved in accordance with the documentation reviewed and approved by ORPHAN.

Quality Agreement: Page 2

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APPENDIX H

5.4.2	Prior to commercial use, all materials used in the PRODUCT shall meet ORPHAN’S requirements for production use.

5.5	Materials procured by LONZA

5.5.1	LONZA is responsible for auditing and qualifying vendors of actives and raw materials used in PRODUCT and will provide ORPHAN with a Certificate of Conformance statement for such vendors when requested. LONZA shall audit raw material vendors/suppliers at regular intervals according to a defined program; and the documentation of the vendors/suppliers audited and date of audit shall be available for review by ORPHAN upon request.

5.5.2	LONZA is responsible for ensuring that all materials and components procured by LONZA for use in the PRODUCT are in full compliance with the specifications listed in documentation reviewed and approved by ORPHAN. Raw Materials are given a repeat test date upon the satisfactory completion of all initial testing. Repeat testing will be performed at defined time intervals to ensure the chemical and physical stability of the raw materials unless ORPHAN provides an official expiration date.

5.5.3	LONZA is responsible for ensuring that all materials are labeled (for ID and current status) and stored properly, used correctly, appropriately tested upon receipt, and traceable to the relevant Certificate of Analysis for the materials.

5.6	Materials Provided by ORPHAN for LONZA

ORPHAN is responsible for ensuring that all materials and components provided by ORPHAN for use in the PRODUCT are in full compliance with the specifications registered, ORPHAN will provide LONZA with a Certificate of Compliance statement for the vendors that ORPHAN is responsible for qualifying.

5.7	Master Production Records

LONZA may transcribe the manufacturing information (i.e., bulk manufacturing) into its own fonnat and will obtain written approval from ORPHAN for major changes to the process before manufacturing. Additionally Lonza will provide Orphan with all changes to process documentation, analytical methods, and specifications. Agreed upon changes to documentation will be handled as outlined by Change Management (see Section 10) of this agreement.

Quality Agreement: Page 3

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APPENDIX H

5.8	Standard Operating Procedures

LONZA is responsible for writing and approval of any SOPs required to manufacture, test, and store the PRODUCT in accordance with applicable GMP guidelines.

5.9	Methods Validation

5.9.1	ORPHAN is responsible for providing to LONZA approved copies of the most current and complete filed analytical methods relating to the PRODUCT for receipt of API and raw materials, in-process product testing, product lot release, and drug and product stability and cleaning validation.

5.9.2	ORPHAN is responsible for providing to LONZA a Certification of Methods Validation for all critical methods practiced by LONZA (raw materials testing, in-process product testing, product lot release, and drug and product stability) . The certifications should state, “The methods are appropriate for the intended purpose, are validated per relevant regulatory guidelines, and are readily available in case of a regulatory inspection.”

5.10	Batch Numbers

5.10.1	The convention for LONZA “Batch Identification Number” (BIN) is as follows:

•	[ * ]

5.11	Dates of Manufacture and Expiration

5.11.1	Date of Manufacture: LONZA will allocate the Date of Manufacture based on the date that drying is complete for the PRODUCT.

5.11.2	Expiration Date: LONZA will calculate the expiry date from the Date of Manufacture using the currently approved expiry period. The expiration date will be the last day of the month assigned. Changes to the expiration date will be handled by Change Management (see Section 10).

Quality Agreement: Page 4

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APPENDIX H

5.12	Manufacturing and Equipment Data

LONZA is responsible for keeping records of equipment usage (previous PRODUCT produced in non-dedicated equipment), cleaning, and any maintenance/calibration performed.

5.13	Storage and Shipment

5.13.1	Storage: LONZA will store the PRODUCT under conditions approved by ORPHAN. LONZA will ensure that during storage before shipping of the PRODUCT, appropriate controls are in place to insure that there is no interference, theft, product contamination, or mixture with any other product or materials. ORPHAN will provide details of any labeling requirements and storage and shipping conditions for the PRODUCT.

5.13.2	Packaging and Labeling for Transit: The PRODUCT will be labeled and packaged for transit pursuant to instructions timely provided to LONZA in writing by ORPHAN and complying with cGMP.

5.13.3	Segregation of PRODUCT: LONZA will maintain proper segregation of the PRODUCT according to systems reveiwed and approved by ORPHAN. Different lots of a single product or different types of product will not be mixed on a pallet.

5.13.4	Shipment of Product to ORPHAN: Only approved, finished (unless required by ORPHAN), labeled PRODUCT will be shipped by LONZA to ORPHAN. LONZA will not ship any product that is unapproved or under quarantine without prior written approval from Orphan Medical, Inc.

6. QUALITY CONTROL

6.1	General

The testing of the PRODUCT is to be performed by LONZA as defined in the PRODUCT Specification, see Appendix I. Following LONZA’s release of the PRODUCT to ORPHAN, the ORPHAN Quality Control Unit shall be responsible for approving or rejecting drug product manufactured, processed, or packed by LONZA.

6.2	In-Process and Finished Product Testing

6.2.1	A method transfer of any validated test method developed by ORPHAN will be completed prior to product release by LONZA.

Quality Agreement: Page 5

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APPENDIX H

6.2.2	LONZA will perform all in-process and finished product testing using approved specifications and methods of analysis. Laboratory notebook pages and representative sample chromatograms can be reviewed on LONZA’s site by ORPHAN.

6.2.3	A LONZA Qualified Person/QA Representative will sign a Certificate of Conformity confirming that the lots produced in a campaign have been manufactured, packaged, tested, and meets the requirements of the Master Batch Record and Drug Product Specification. The current release documentation information can be found in Appendix III.

6.2.4	Any reference standards that are supplied by ORPHAN or its Affiliates must be accompanied by a COA listing the expiration date and any correction factors that need to be applied.

6.2.5	ORPHAN may perform testing to confirm the LONZA data. ORPHAN may perform confirmatory testing during the initial term of this Agreement to validate the LONZA data. Periodically thereafter, ORPHAN may test material to confirm the LONZA data. Dispute resolutions in conflicting test data will be handled according to the provisions of Section 9.

6.2.6	ORPHAN may perform release testing at a contract laboratory. Copies of all related documentation will be provided to LONZA upon request to support final disposition by LONZA.

6.3	Retain Samples

6.3.1	LONZA will retain samples of the active ingredients for a [ * ] beyond the ingredient date manufactured. LONZA will retain samples of raw materials for [ * ]. The amount of sample retained will be [ * ] quantity required to carry out all of the tests required to determine if the material meets its specifications, with the exception of sterility and pyrogen testing (CFR 211.170a).

6.4	Routine Stability Program

6.4.1	ORPHAN is responsible for maintaining a Stability Program and will request samples from Drug Product lots to be placed on stability as required.

Quality Agreement: Page 6

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APPENDIX H

6.5	Out-of-Specification (OOS) Investigations

LONZA is responsible for investigating any testing performed that fails to meet specifications. Each investigation will be reviewed by LONZA’s Quality Assurance designee, and will follow internal procedures that are in accordance with regulatory guidelines. LONZA will inform ORPHAN of OOS results and any subsequent retest results.

6.6	Contract OC Laboratories

ORPHAN is responsible for ensuring the compliance and documented qualification of any QC lab contracted to perform testing of the Raw Materials and PRODUCT used in the manufacture of the finished PRODUCT through an appropriate laboratory audit for compliance.

7. QUALITY ASSURANCE

7.1	Deviations and Investigations

7.1.1	Deviations: Any deviation from the process during manufacture or OOS result must be carefully documented and approved by LONZA Quality Assurance and appropriate area management. ORPHAN will be informed at the time of all Pharmaceutical Process/Formulation Exception Reports (PFERs) and reserves the right to participate in the investigation. A copy of the final investigation report will be included in the Release Documentation package provided to ORPHAN.

7.1.2	LONZA will notify ORPHAN of the disposition of any rejected PRODUCT [ * ].

7.1.3	LONZA will notify ORPHAN immediately, in writing, if any problems are discovered that may impact PRODUCT lots previously shipped to ORPHAN.

7.1.4	Some investigations may require additional testing, stability, or validation to be conducted. This work will be performed by LONZA as agreed by both parties.

7.2	Lot Disposition

For each lot, LONZA will provide the release documentation required in Appendix III.

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APPENDIX H

7.3	Quality Assurance Certificate of Compliance/Analysis

7.3.1	LONZA will provide a standard Certificate of Analysis indicating the test results of each test performed as well as a signed Certificate of Compliance for the campaign confirming that the PRODUCT has been manufactured, tested, and stored according to the requirements of the Master Production Record.

7.3.2	LONZA will provide complete copies to ORPHAN of the lot documentation (Executed batch record and analytical data). Shipment of the lots will require written prior authorization by ORPHAN.

7.4	Product Release

7.4.1	Shipment of the PRODUCT, once dispositioned as “Approved” by LONZA, is the absolute responsibility of ORPHAN’S quality department. ORPHAN’S approval will be undertaken by ORPHAN, based on ORPHAN’S internal procedures, the full document package provided by LONZA, and completion of any release testing required by ORPHAN Quality Control for their internal release criteria.

7.4.2	Any problem discovered by ORPHAN likely to cause rejection of the PRODUCT will be communicated to LONZA within [ * ] from receipt of the full release documentation package (see Appendix III).

7.5	Product Complaints and Recalls

7.5.1	Product Complaints: ORPHAN is responsible for receiving and initially investigating any PRODUCT complaints. ORPHAN will notify LONZA of any problems thought to be due to manufacture which are found during the distribution of the PRODUCT. When LONZA receives notice of manufacturing problems from ORPHAN, LONZA will promptly perform investigations for alleged problems. Investigation reports will be forwarded to ORPHAN within [ * ]. ORPHAN is responsible for reporting any complaint to the appropriate regulatory authority including adverse drug events reports. Any PRODUCT complaint received by LONZA will be immediately forwarded to ORPHAN.

Product Recall: ORPHAN, with data and assistance provided by LONZA, is responsible for filing Field Alerts and initiating PRODUCT recalls due to any defect considered sufficiently serious. ORPHAN will provide LONZA with a copy of any regulatory correspondence related to field alerts or recalls. ORPHAN will notify LONZA of any recall. LONZA will provide a [ * ].

7.6	Records Retention

7.6.1	LONZA will retain, [ * ], lot production records for the PRODUCT and materials for [ * ] from manufacture of lots. Validation records may need to be held for [ * ].

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APPENDIX H

7.6.2	LONZA will retain lot records for the expiry date of the Clinical Trial Materials for [ * ] of [ * ] unless notified of a shorter retention period by ORPHAN, [ * ] of [ * ] past the stop use date.

7.7	Quality Assurance Presence in the Manufacturing Facility

7.7.1	LONZA will maintain adequate Quality Assurance presence in the manufacturing facility during the manufacture of the PRODUCT to ensure compliance with GMPs.

7.7.2	LONZA will permit ORPHAN’S presence in the manufacturing facility during the manufacture of the PRODUCT if requested by ORPHAN’S quality group.

8. REGULATORY COMPLIANCE

8.1	Regulatory Inspections

8.1.1	LONZA will immediately inform ORPHAN of any regulatory inspections that may involve the PRODUCT and permit a representative from ORPHAN Quality to be present, if required by ORPHAN.

8.1.2	LONZA will secure ORPHAN’S agreement prior to making any commitment to a regulatory agency regarding ORPHAN’S PRODUCT.

8.1.3	Additionally, LONZA will immediately forward to ORPHAN any regulatory correspondence on the PRODUCT or on other system related issues that support manufacturing, packaging, or testing for ORPHAN’S PRODUCT.

8.1.4	ORPHAN will immediately inform LONZA in writing of any regulatory issue that impacts LONZA’s ability to manufacture the PRODUCT.

Quality Agreement: Page 9

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APPENDIX H

8.2	Regulatory Actions

8.2.1	ORPHAN will notify LONZA of any regulatory actions on the PRODUCT that may impact LONZA.

8.2.2	LONZA is responsible for supporting all lot record investigations associated with regulatory actions.

8.2.3	LONZA agrees to supply ORPHAN with any manufacturing, testing, or storage data [ * ], if requested, as the result of a regulatory inspection, or a potential regulatory exposure such as a recall or significant product complaint.

8.3	Regulatory Affairs

8.3.1	ORPHAN is responsible for ensuring all appropriate regulatory filings and import/export documentation are filed with regulatory agencies prior to shipment/human administration.

8.3.2	LONZA Quality Assurance will act as the point of contact between ORPHAN’S regulatory affairs staff or consultant regarding issues that impact the CMC registration information for the drug substances and/or drug product.

8.3.3	LONZA Quality Assurance will perform a technical/regulatory review of all documentation provided to ORPHAN to support regulatory submission.

8.3.4	ORPHAN will be responsible for making final decisions regarding CMC regulatory strategy.

8.3.5	ORPHAN will provide a copy of final regulatory submissions to LONZA Quality Assurance for reference during inspections.

8.3.6	LONZA will provide support for ORPHAN with respect to proposing appropriate CMC regulatory strategies and identifying potential regulatory consequences for issues involving drug substance.

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APPENDIX H

8.4	Right to Audit

8.4.1	LONZA will allow representatives from ORPHAN Quality to have access to their manufacturing, warehousing, laboratory premises, and records for audit purposes pursuant to this Section 8.4. ORPHAN representatives will be escorted at all times by LONZA personnel.

8.4.2	ORPHAN will provide a [ * ] notification for all planned audits.

8.4.3	LONZA will permit ORPHAN Quality to conduct preparatory audits either for initiation of GMP manufacture of the PRODUCT or for pre-approval inspections (PAI).

8.4.4	LONZA will permit ORPHAN Quality to conduct audits to address significant product quality or safety problems.

8.4.5	LONZA will permit ORPHAN Quality to perform [ * ] GMP compliance audit per [ * ] and [ * ] of [ * ] each. This includes audits required by ORPHAN’S commercial partners.

8.5	Audit Closeout

8.5.1	An exit meeting will be held with representatives from LONZA and ORPHAN to discuss significant audit observations.

8.5.2	ORPHAN will provide a written report of all observations within [ * ] to LONZA. Within [ * ] of the audit report receipt, LONZA will provide a written response to all findings that details corrective action to be implemented. LONZA will follow up to ensure that all corrective actions are implemented.

9. DISPUTE RESOLUTION

9.1	Non-Conformity Dispute

In the event that a dispute arises between LONZA and ORPHAN in the nonconformity of a lot of the PRODUCT, the supervisors of the Quality departments from both companies shall in good faith promptly attempt to reach an agreement. ORPHAN may only dispute a lot of PRODUCT which has been dispositioned and released by LONZA. Whatever the outcome, ORPHAN Quality retains the absolute right to determine product release status. Financial liability shall be determined according to the Supply Agreement.

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APPENDIX H

9.2	Other Disputes

Other disputes shall be resolved in accordance with the Supply Agreement.

10. CHANGE MANAGEMENT

10.1	Technical & cGMP Impact Assessment

10.1.1	All changes shall proceed through a technical and cGMP impact assessment by the LONZA expert groups coordinated by LONZA’s Quality Assurance change management personnel. The documents that contain ORPHAN’S intellectual property or changes that may affect (i) ORPHAN’S regulatory submissions or (ii) the support system that has a direct impact on the quality systems that will affect ORPHAN’S product, will also go through ORPHAN’S assessment for regulatory advice and implementation requirements, as per the agreements between ORPHAN and LONZA.

10.1.2	Any changes to documentation will be coordinated with ORPHAN by the responsible project scientist or project leader.

10.1.3	The scope of such a Change Management process includes Chemical Manufacturing, Pharmaceutical Manufacturing and Packaging processes. The associated changes may relate to: the Master Production Control Records (e.g. Master Formulas, Filling Work Orders, Packaging Work Orders); Bills of Materials; Analytical Standards and Test Methods (for Raw Materials and Finished Product); Stability Protocols; Purchase Specifications (for Raw Materials and Packaging Components); and ORPHAN specific Validated Equipment, Facilities, Utilities or Computer Systems.

10.1.3.1	All manufacturing, testing, and storage operations performed by LONZA for the PRODUCT will have ORPHAN Quality review and written approval within [ * ] of notification. ORPHAN’S Quality review and approval signifies the conformance of LONZA documents to ORPHAN’S CMC regulatory submissions.

10.1.3.2	Any significant changes will be mutually agreed upon in writing prior to implementation. All required regulatory approvals will be obtained prior to implementation.

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APPENDIX H

10.1.3.3	Changes to the controlled documents or to validated equipment and systems specific to the PRODUCT must have ORPHAN Quality written approval, prior to implementation.

10.1.3.4	Administration changes to the controlled documents (e.g., typo corrections, formatting) do not require ORPHAN Quality written approval prior to implementation, but these changes must be submitted to ORPHAN Quality in a timely manner for review and approval.

11. PRODUCT AND PROCESS VALIDATION

11.1	Process Validation

LONZA is responsible for ensuring that the manufacturing process is validated. The validation should ensure that the process is capable of consistently achieving the PRODUCT acceptance specification.

11.2	Cleaning Verification/Validation

LONZA is responsible for ensuring that adequate cleaning is carried out between lots of different product to prevent contamination. Data should be available to support the campaign of lots of the same product and the type of cleaning that will be performed in between manufacturing of the same product. ORPHAN will provide information (i.e. [ * ]) to establish cleaning limits. The cleaning procedure and analytical methodology will be reviewed before the first product lots are made.

11.3	Equipment. Computer. Facility, and Utilities Qualification

LONZA is responsible for all equipment, computer, facility, and utility qualification activities associated with the PRODUCT.

11.4	Laboratory Qualification

LONZA is responsible for ensuring that all laboratories are in compliance with applicable cGMP’s guidelines. If analytical work is performed at LONZA then ORPHAN will also provide any existing analytical documentation to assist in methods transfer or methods validation. In addition, if analytical work is not performed at the Conshohocken, Pennsylvania site, LONZA may elect to perform an audit on vendors to be used for analytical testing. LONZA will be responsible for insuring that the vendor is practicing within cGMP compliance.

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APPENDIX H

12. ANNUAL PRODUCT REVIEW, ANNUAL REPORT AND DRUG LISTING

12.1	Annual Product Review

12.1.1	LONZA will perform an Annual Product Review for the PRODUCT and will issue a report to ORPHAN. This report will cover all manufacturing, testing, and storage activities performed by LONZA. It will be a review of any changes at LONZA in the manufacturing, testing, storage or validation of the PRODUCT in the previous calendar year and a summary of lots made, released, and rejected. Also, control charting or trend analysis of key product parameters will be performed. Any abnormalities will be explained in the annual review.

12.1.2	ORPHAN is responsible for preparing any Annual Report as required by applicable regulations, including 21 CFR 314.70, 314.81, and/or 601.12. At [ * ] calendar days before the Annual Report due date, ORPHAN shall request in writing from LONZA the chemistry, manufacturing, and controls data required for submission of the Annual Report. LONZA will provide the requested information to ORPHAN within [ * ].

12.2	Drug Listing

12.2.1	LONZA is responsible for drug listing as the manufacturer of the PRODUCT for ORPHAN, while ORPHAN is responsible for drug listing as the distributor of the PRODUCT. ORPHAN will provide LONZA with all required information needed to register the PRODUCT. ORPHAN will notify LONZA of the scheduled PRODUCT launch.

{Appendices are attached}

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APPENDIX H

APPENDIX I: PRODUCT—SODIUM OXYBATE Specification

[ * ]

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APPENDIX H

Sampling:

[ * ]

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APPENDIX H

Contractual Release Specifications:

Some specification requirements for release of the bulk drug substance will be more restrictive than those approved in the NDA to ensure drug adequacy upon analytical retesting or anticipated degradation over time. Sodium Oxybate Powder must meet BP/EP/EC/Japan standards. Orphan Medical Quality Assurance will issue a certificate of analysis as the final release for the bulk drug substance.

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APPENDIX H

APPENDIX II: LIST OF QUALITY CONTACTS

ISSUE	ORPHAN	LONZA
Product Release	[ * ]	[ * ]

QC Testing	[ * ]	[ * ]

Investigations	[ * ]	[ * ]

Regulatory Affairs	[ * ]	[ * ]

Validation	[ * ]	[ * ]

Compliance Audits	[ * ]	[ * ]

Product Complaints	[ * ]	[ * ]

Change Management	[ * ]	[ * ]

Note: *[ * ], as the Product Manager for SXB is the backup for all contacts.

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APPENDIX H

APPENDIX III: RELEASE DOCUMENTATION

The lot release document package will include copies of the batch record prior to release, analytical test data, a-Certificate of Analysis (“CO A”) and a campaign Certificate of Compliance (“COC”) and any deviations (manufacturing or laboratory).

Certificate of Analysis: A COA which is automatically generated by LONZA Quality Assurance will be provided and will include the name of the PRODUCT, lot number, date of manufacture, retest date, and analytical specifications. The COA will list the release tests performed by LONZA laboratories and actual test results.

Certificate of Compliance: The COC will attest to the fact that the PRODUCT lots produced during a campaign was performed in accordance with all applicable regulations, licenses, and company policies.

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